BYLAWS

OF

POWER GALA CORP.

(a Delaware corporation)

ARTICLE I

STOCKHOLDERS

1.   CERTIFICATES  REPRESENTING  STOCK.   Certificates  representing  stock  in

the  corporation  shall  be  signed  by,  or  in  the  name  of,  the  corporation  by  the  Chairperson  or  Vice-

Chairperson  of  the  Board  of  Directors,  if  any,  or  by  the  Chief  Executive  Officer  or  a  Vice-Chief

Executive  Officer  and  by  the  Chief  Financial  Officer  or  an  Assistant  Financial  Officer  or  the

Secretary  or  an  Assistant  Secretary  of  the  corporation.    Any  or  all  the  signatures  on  any  such

certificate  may  be  a  facsimile.   In  case  any  officer,  transfer  agent,  or  registrar  who  has  signed  or whose  facsimile  signature  has  been  placed  upon  a  certificate  shall  have  ceased  to  be  such  officer,

transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock  as  partly  paid  stock,  the  certificates  representing  shares  of  any  such  class  or  series  or  of  any such  partly  paid  stock  shall  set  forth  thereon  the  statements  prescribed  by  the  General  Corporation

Law.  Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock or uncertificated shares in place of  any  certificate  theretofore  issued  by  it,  alleged  to  have  been  lost,  stolen,  or  destroyed,  and  the

Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner's legal  representative,  to  give  the  corporation  a  bond  sufficient  to  indemnify  the  corporation  against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

2.    UNCERTIFICATED  SHARES.    Subject  to  any  conditions  imposed  by  the

General  Corporation  Law,  the  Board  of  Directors  of  the  corporation  may  provide  by  resolution  or resolutions  that  some  or  all  of  any  or  all  classes  or  series  of  the  stock  of  the  corporation  shall  be

uncertificated  shares.   Within  a  reasonable  time  after  the  issuance  or  transfer  of  any  uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the

General Corporation Law.

3.   FRACTIONAL  SHARE  INTERESTS.   The  corporation  may,  but  shall  not  be

required  to,  issue  fractions  of  a  share.   If  the  corporation  does  not  issue  fractions  of  a  share,  it  shall

(1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value  of  fractions  of  a  share  as  of  the  time  when  those  entitled  to  receive  such  fractions  are determined,  or  (3)  issue  scrip  or  warrants  in  registered  form  (either  represented  by  a  certificate  or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a

full  share  upon  the  surrender  of  such  scrip  or  warrants  aggregating  a  full  share.   A  certificate  for  a

fractional  share  or  an  uncertificated  fractional  share  shall,  but  scrip  or  warrants  shall  not  unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon,

and  to  participate  in  any  of  the  assets  of  the  corporation  in  the  event  of  liquidation.   The  Board  of

Directors  may  cause  scrip  or  warrants  to  be  issued  subject  to  the  conditions  that  they  shall  become void if not exchanged for certificates representing the full shares or uncertificated full shares before a

specified   date,   or   subject   to   the   conditions   that   the   shares   for   which   scrip   or   warrants   are

exchangeable  may  be  sold  by  the  corporation  and  the  proceeds  thereof  distributed  to  the  holders  of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

4.   STOCK TRANSFERS.  Upon compliance with provisions restricting the transfer or  registration  of  transfer  of  shares  of  stock,  if  any,  transfers  or  registration  of transfers of shares of stock  of  the  corporation  shall  be  made  only  on  the  stock  ledger  of  the  corporation  by  the  registered holder thereof, or by the registered holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any,

and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

5.   RECORD  DATE  FOR  STOCKHOLDERS.   In  order  that  the  corporation  may

determine  the  stockholders  entitled  to  notice  of  or  to  vote  at  any  meeting  of  stockholders  or  any adjournment  thereof,  the  Board  of  Directors  may  fix  a  record  date,  which  record  date  shall  not precede  the  date  upon  which  the  resolution  fixing  the  record  date  is  adopted  by  the  Board  of

Directors,  and  which  record  date  shall  not  be  more than sixty nor less than ten days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders  entitled  to  notice  of  or  to  vote  at  a  meeting  of  stockholders  shall  be  at  the  close  of business  on  the  day  next  preceding  the  day  on  which  notice  is  given,  or,  if  notice  is  waived,  at  the

close of business on the day next preceding the day on which the meeting is held.   A determination

of  stockholders  of  record  entitled  to  notice  of  or  to  vote  at  a  meeting  of  stockholders  shall  apply  to any  adjournment  of  the  meeting;  provided,  however,  that  the  Board  of  Directors  may  fix  a  new record date for the adjourned meeting.  In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date  is  adopted  by  the  Board  of  Directors,  and  which  date  shall  not  be  more  than  ten  days  after  the

date  upon  which  the  resolution  fixing  the  record  date  is  adopted  by  the  Board  of  Directors.   If  no

record   date   has   been   fixed   by   the   Board   of   Directors,   the   record   date   for   determining   the

stockholders  entitled  to  consent  to  corporate  action  in  writing  without  a  meeting,  when  no  prior action  by  the  Board  of  Directors  is required  by  the  General  Corporation  Law,  shall  be  the  first  date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to  the  corporation  by  delivery  to  its  principal  place  of  business  or  an  officer  or  agent  of  the corporation  having  custody  of  the  book  in  which  proceedings  of  meetings  of  stockholders  are recorded.  If no record date has been fixed by the Board of Directors and prior action by the Board of

Directors  is  required  by  the  General  Corporation  Law, the record date for determining stockholders entitled  to  consent  to  corporate  action  in  writing  without  a  meeting  shall  be  at  the  close  of  business on  the  day  on  which  the  Board  of  Directors  adopts  the  resolution  taking  such  prior  action.  In  order that  the  corporation  may  determine  the  stockholders  entitled  to  receive  payment  of  any  dividend  or other  distribution  or  allotment  of  any  rights  or  the  stockholders  entitled  to  exercise  any  rights  in respect  of  any  change,  conversion,  or  exchange  of  stock,  or  for  the  purpose  of  any  other  lawful action,  the  Board  of  Directors  may  fix  a  record  date,  which  record  date  shall  not  precede  the  date upon which the resolution fixing the record date is adopted, and which record date shall be not more

than  sixty  days  prior  to  such  action.    If  no  record  date  is  fixed,  the  record  date  for  determining stockholders for any such purpose shall be at the close of business on the day on which the Board of

Directors adopts the resolution relating thereto.

6.   MEANING  OF  CERTAIN  TERMS.   As  used  herein  in  respect  of  the  right  to

notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of  stock"  or  "shares  of  stock"  or  "stockholder"  or  "stockholders"  refers  to  an  outstanding  share  or shares  of  stock  and  to  a  holder  or  holders  of  record  of  outstanding  shares  of  stock  when  the corporation  is  authorized  to  issue  only  one  class  of  shares  of  stock,  and  said  reference  is  also intended  to  include  any  outstanding  share  or  shares  of  stock  and  any  holder  or  holders  of  record  of outstanding  shares  of  stock  of  any  class  upon  which  or  upon  whom  the  certificate  of  incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are  limited  or  denied  such  rights  thereunder;  provided,  however,  that  no  such  right  shall  vest  in  the event of an increase or a decrease in the authorized number of shares of stock of any class or series which  is  otherwise  denied  voting  rights  under  the  provisions  of  the  certificate  of  incorporation,

except as any provision of law may otherwise require.

7.  STOCKHOLDER MEETINGS.

-  TIME.   The  annual  meeting  shall  be  held  on  the  date  and  at  the  time  fixed,  from time  to  time,  by  the  directors,  provided,  that  the  first  annual  meeting  shall  be  held  on  a  date  within thirteen  months  after  the  organization  of  the  corporation,  and  each  successive  annual  meeting  shall

be  held  on  a  date  within  thirteen  months  after  the  date  of  the  preceding  annual  meeting.   A  special

meeting shall be held on the date and at the time fixed by the directors.

-  PLACE.   Annual  meetings  and  special  meetings  may  be  held  at  such  place,  either within  or  without  the  State  of  Delaware,  as  the directors may, from time to time, fix. Whenever the directors  shall  fail  to  fix  such  place,  the  meeting  shall  be  held  at  the  registered  office  of  the

corporation  in  the  State  of  Delaware.    The  board  of  directors  may  also,  in  its  sole  discretion,

determine that the meeting shall not be held at any place, but may instead be held solely by means of remote  communication  as  authorized  by  Section  211(a)(2)  of  the  Delaware  General  Corporation

Law.  If  a  meeting  by  remote  communication  is  authorized  by  the  board  of  directors  in  its  sole

discretion,   and   subject   to   guidelines   and   procedures   as   the   board   of   directors   may   adopt,

stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by  means  of  remote  communication,  provided  that  (a)  the  corporation  shall  implement  reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of

remote   communication   is   a   stockholder   or   proxyholder,   (b)   the   corporation   shall   implement

reasonable  measures  to  provide  such  stockholders  and  proxyholders  a  reasonable  opportunity  to participate  in  the  meeting  and  to  vote  on  matters  submitted  to  the  stockholders,  including  an opportunity  to  read  or  hear  the  proceedings  of  the  meeting  substantially  concurrently  with  such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means  of  remote  communication,  a  record  of  such  vote  or  other  action  shall  be  maintained  by  the corporation.

- CALL.  Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

-  NOTICE  OR  WAIVER  OF  NOTICE.    Written  notice  of  all  meetings  shall  be

given,  which  shall  state  the  place,  if  any,  date,  and  hour  of  the  meeting,  the  means  of  remote communication,  if  any,  by  which  stockholders  and  proxyholders  may  be  deemed  to  be  present  in person  and  vote  at  such  meeting,  and  in  the  case  of  a  special  meeting,  the  purpose  or  purposes  for which the meeting is called.  The notice of an annual meeting shall state that the meeting is called for the  election  of  directors  and  for  the  transaction  of  other  business  which  may  properly  come  before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General

Corporation Law.  Except as otherwise provided by the General Corporation Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the

meeting  to  each  stockholder  entitled  to  vote  at  such  meeting.    If  mailed,  notice  is  given  when

deposited   in   the   United   States   mail,   postage   prepaid,   directed   to   the   stockholder   at   such

stockholder=s  address  as  it  appears  on  the  records  of  the  corporation.   If  a  meeting  is  adjourned  to

another  time  or  place,  notice  need  not  be  given  of  the  adjourned  meeting  if  the  time,  place,  if  any,

thereof,  and  the  means  of  remote  communications,  if  any,  by  which  stockholders  and  proxyholders may  be  deemed  to  be  present  in  person  and  vote  at  such  adjourned  meeting  are  announced  at  the

meeting  at  which  the  adjournment  is  taken.   At  the adjourned meeting the corporation may transact

any  business  which  might  have  been  transacted  at  the  original  meeting.   If  the  adjournment  is  for

more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting,

a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the

meeting.   Whenever  notice  is  required  to  be  given  under  the  Delaware  General  Corporation  Law,

certificate  of  incorporation  or  bylaws,  a  written  waiver  signed  by  the  person  entitled  to  notice,  or  a waiver  by  electronic  transmission  by  the  person  entitled  to  notice,  whether  before  or  after  the  time stated  therein,  shall  be  deemed  equivalent  to  notice.  Attendance  of  a  stockholder  at  a  meeting  of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of  any  business  because  the  meeting  is  not  lawfully  called  or  convened.  Neither  the  business  to  be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in  any  written  waiver  of  notice  or  any  waiver  by  electronic  transmission  unless  so  required  by  the certificate of incorporation or these bylaws.

-  STOCKHOLDER  LIST.   The  officer  who  has  charge  of  the  stock  ledger  of  the corporation  shall  prepare  and  make,  at  least  ten  days  before  every  meeting  of  stockholders,  a complete  list  of  the  stockholders  entitled  to  vote  at the  meeting,  arranged  in  alphabetical  order,  and showing  the  address  of  each  stockholder  and  the  number  of  shares  registered  in  the  name  of  each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to  the  meeting  for  a  period  of  at  least  ten  days  prior  to  the  meeting  on  a  reasonably  accessible electronic network, provided that the information required to gain access to such list is provided with the  notice  of  the  meeting  or  during  ordinary  business  hours  at  the  principal  place  of  business  of  the

corporation.   In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only

to  stockholders  of  the  corporation.   If  the  meeting  is  to  be  held  at  a  place,  then  the  list  shall  be produced  and  kept  at  the  time  and  place  of  the  meeting  during  the  whole  time  thereof,  and  may  be inspected by any stockholder who is present.  If the meeting is to be held solely by means of remote communication,  then  the  list  shall  also  be  open  to  the  examination  of  any  stockholder  during  the whole  time  of  the  meeting  on  a  reasonably  accessible  electronic  network,  and  the  information

required to access such list shall be provided with the notice of the meeting.   The stock ledger shall

be  the  only  evidence  as  to  who  are  the  stockholders  entitled  to  examine  the  stock  ledger,  the  list required  by  this  section  or  the  books  of  the  corporation,  or  to  vote  in  person  or  by  proxy  at  any meeting of stockholders.

-  CONDUCT  OF  MEETING.   Meetings  of  the  stockholders  shall  be  presided  over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, the Chief Executive Officer, a Vice-

Chief  Executive  Officer,  or,  if  none  of  the  foregoing  is  in  office  and  present  and  acting,  by  a

chairperson  to  be  chosen  by  the  stockholders.    The  Secretary  of  the  corporation,  or  in  such

Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the

Secretary  nor  an  Assistant  Secretary  is  present  the  chairperson  of  the  meeting  shall  appoint  a secretary of the meeting.

-  PROXY  REPRESENTATION.   Each  stockholder  entitled  to  vote  at  a  meeting  of

stockholders  or  to  express  consent  or  dissent  to  corporate  action  in  writing  without  a  meeting  may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted  or  acted  upon  after  3  years  from  its  date,  unless  the  proxy  provides  for  a  longer  period.  A stockholder may execute a writing authorizing another person or persons to act for such stockholder

as  proxy.   Execution  may  be  accomplished  by  the  stockholder  or  such  stockholder=s  authorized officer,  director,  employee  or  agent  signing  such  writing  or  causing  such  person=s  signature  to  be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting  or  authorizing  the  transmission  of  a  telegram,  cablegram,  or  other  means  of  electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support  service  organization  or  like  agent  duly  authorized  by  the  person  who  will  be  the  holder  of the  proxy  to  receive  such  transmission,  provided  that  any  such  telegram,  cablegram or  other  means of  electronic  transmission  must  either  set  forth  or  be  submitted  with  information  from  which  it  can be  determined  that  the  telegram,  cablegram  or  other  electronic  transmission  was  authorized  by  the stockholder.  If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall

specify  the  information  upon  which  they  relied.   Any  copy,  facsimile  telecommunication  or  other

reliable  reproduction  of  the  writing  or  transmission  created  pursuant  to  Section  212(c)  of  the

Delaware  General  Corporation  Law  may  be  substituted  or  used  in  lieu  of  the  original  writing  or transmission  for  any  and  all  purposes  for  which  the  original  writing  or  transmission  could  be  used,

provided  that  such  copy,  facsimile  telecommunication  or  other  reproduction  shall  be  a  complete

reproduction   of   the   entire   original   writing   or   transmission.   A   duly   executed   proxy   shall   be

irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest

sufficient  in  law  to  support  an  irrevocable  power.   A  proxy  may  be  made  irrevocable  regardless  of

whether  the  interest  with  which  it  is  coupled  is  an  interest  in  the  stock  itself  or  an  interest  in  the corporation generally.

-  INSPECTORS.    The  directors,  in  advance  of  any  meeting,  may,  but  need  not,

appoint  one  or  more  inspectors  of  election  to  act  at  the  meeting  or  any  adjournment  thereof.   If  an

inspector  or  inspectors  are  not  appointed,  the  person  presiding  at  the  meeting  may,  but  need  not,

appoint  one  or  more  inspectors.   In  case  any  person  who  may  be  appointed  as  an  inspector  fails  to appear  or  act,  the  vacancy  may  be  filled  by  appointment  made  by  the  directors  in  advance  of  the

meeting  or  at  the  meeting  by  the  person  presiding  thereat.   Each  inspector,  if  any,  before  entering

upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of  inspector  at  such  meeting  with  strict  impartiality  and  according  to  the  best  of  such  inspector's

ability.   The  inspectors,  if  any,  shall  determine  the  number  of  shares  of  stock  outstanding  and  the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity  and  effect  of  proxies,  and  shall  receive  votes,  ballots,  or  consents,  hear  and  determine  all challenges  and  questions  arising  in  connection  with  the  right  to  vote,  count  and  tabulate  all  votes,

ballots,  or  consents,  determine  the  result,  and  do  such  acts  as  are  proper  to  conduct  the  election  or

vote  with  fairness  to  all  stockholders.    On  request  of  the  person  presiding  at  the  meeting,  the inspector  or  inspectors,  if  any,  shall  make  a  report  in  writing  of  any  challenge,  question,  or  matter determined  by  such  inspector  or  inspectors  and  execute  a  certificate  of  any  fact  found  by  such inspector or inspectors.  Except as may otherwise be required by subsection (e) of Section 231 of the

General Corporation Law, the provisions of that Section shall not apply to the corporation.

-  QUORUM.    The  holders  of  a  majority  of  the  outstanding  shares  of  stock  shall

constitute   a   quorum  at   a   meeting   of   stockholders  for   the   transaction   of   any   business.     The

stockholders present may adjourn the meeting despite the absence of a quorum.

-  VOTING.    Each  share  of  stock  shall  entitle  the  holder  thereof  to  one  vote.

Directors shall be elected by a plurality of the votes of the shares present in person or represented by

proxy  at  the  meeting  and  entitled  to  vote  on  the  election  of  directors.   Any  other  action  shall  be

authorized  by  a  majority  of  the  votes  cast  except  where  the  General  Corporation  Law  prescribes  a different  percentage  of  votes  and/or  a  different  exercise  of  voting  power,  and  except  as  may  be

otherwise  prescribed  by  the  provisions  of  the  certificate  of  incorporation  and  these  Bylaws.   In  the

election of directors, and for any other action, voting need not be by ballot.

8.   STOCKHOLDER  ACTION  WITHOUT  MEETINGS.   Except  as  any  provision

of  the  General  Corporation  Law  may  otherwise  require,  any  action  required  by  the  General

Corporation  Law  to  be  taken  at  any  annual  or  special  meeting  of  stockholders,  or  any  action  which may  be  taken  at  any  annual  or  special  meeting  of  stockholders,  may  be  taken  without  a  meeting,

without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon  were  present  and  voted.  A  telegram,  cablegram  or  other  electronic  transmission  consenting to  an  action  to  be  taken  and  transmitted  by  a  stockholder  or  proxyholder,  or  by  a  person  or  persons authorized  to  act  for  a  stockholder  or  proxyholder,  shall  be  deemed  to  be  written,  signed  and  dated for  the  purposes  of  this  section,  provided  that  any  such  telegram,  cablegram  or  other  electronic transmission  sets  forth  or  is  delivered  with  information  from  which  the  corporation  can  determine that  the  telegram,  cablegram  or  other  electronic  transmission  was  transmitted  by  the  stockholder  or proxyholder  or  by  a  person  or  persons  authorized  to  act  for  the  stockholder  or  proxyholder  and  the date  on  which  such  stockholder  or  proxyholder  or  authorized  person  or  persons  transmitted  such

telegram,  cablegram  or  electronic  transmission.   The  date  on  which  such  telegram,  cablegram  or

electronic  transmission  is  transmitted  shall  be  deemed  to  be  the  date  on  which  such  consent  was

signed.   No  consent  given  by  telegram,  cablegram or other  electronic  transmission  shall  be  deemed to  have  been  delivered  until  such  consent  is  reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation  having  custody  of  the  book  in  which  the  proceedings  of  meetings  of  stockholders  are recorded,  to  the  extent  and  in  the  manner  provided  by  resolution  of  the  board  of  directors  of  the

corporation..      Any  copy,  facsimile  or  other  reliable  reproduction  of  a  consent  in  writing  may  be substituted  or  used  in  lieu  of  the  original  writing  for  any  and  all  purposes  for  which  the  original writing  could  be  used,  provided  that  such  copy,  facsimile  or  other  reproduction  shall  be  a  complete

reproduction  of  the  entire  original  writing.    Prompt  notice  of  the  taking  of  the  corporate  action without a meeting by less than unanimous written consent shall be given to those stockholders who

have  not  consented  in  writing.    Action  taken  pursuant  to  this  paragraph  shall  be  subject  to  the provisions of Section 228 of the General Corporation Law.

ARTICLE II

DIRECTORS

1.   FUNCTIONS  AND  DEFINITION.   The  business  and  affairs  of  the  corporation

shall be managed by or under the direction of the Board of Directors of the corporation.   The Board

of Directors shall have the authority to fix the compensation of the members thereof.  The use of the phrase  "whole  board"  herein  refers  to  the  total  number  of  directors  which  the  corporation  would have if there were no vacancies.

2.   QUALIFICATIONS  AND  NUMBER.   A  director  need  not  be  a  stockholder,  a

citizen  of  the  United  States,  or  a  resident  of  the  State  of  Delaware.   The  initial  Board  of  Directors

shall  consist  of  two  (2)  persons.   Thereafter  the  number  of  directors  constituting  the  whole  board

shall be at least one.   Subject to the foregoing limitation and except for the first Board of Directors,

such  number  may  be  fixed  from time  to  time  by  action of  the  stockholders  or  of  the  directors.   The

number of directors may be increased or decreased by action of the stockholders or of the directors.

3.    ELECTION  AND  TERM.    The  first  Board  of  Directors,  unless  the  members

thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or  incorporators  and  shall  hold  office  until  their  successors  are  elected  and  qualified  or  until  their

earlier resignation or removal.   Any director may resign at any time upon notice given in writing or

by  electronic  transmission  to  the  corporation.   Thereafter,  directors  who  are  elected  at  an  annual

meeting  of  stockholders,  and  directors  who  are  elected  in  the  interim  to  fill  vacancies  and  newly created  directorships,  shall  hold  office  until  the  next  annual  meeting  of  stockholders  and  until  their

successors  are  elected  and  qualified  or  until  their  earlier  resignation  or  removal.    Except  as  the

General  Corporation  Law  may  otherwise  require,  in  the  interim  between  annual  meetings  of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships  and  any  vacancies  in  the  Board  of  Directors,  including  unfilled  vacancies  resulting from the  removal  of  directors  for  cause  or  without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

4.  MEETINGS.

-  TIME.   Meetings  shall  be  held  at  such  time  as  the  Board  shall  fix,  except  that  the first  meeting  of  a  newly  elected  Board  shall  be  held  as  soon  after  its  election  as  the  directors  may conveniently assemble.

-  PLACE.    Meetings  shall  be  held  at  such  place  within  or  without  the  State  of

Delaware as shall be fixed by the Board.

- CALL.  No call shall be required for regular meetings for which the time and place have  been  fixed.  Special  meetings  may  be  called  by  or  at  the  direction  of  the  Chairperson  of  the

Board,  if  any,  the  Vice-Chairperson  of  the  Board,  if  any,  of  the  Chief  Executive  Officer,  or  of  a

majority of the directors in office.

-  NOTICE  OR  ACTUAL  OR  CONSTRUCTIVE  WAIVER.    No  notice  shall  be

required  for  regular  meetings  for  which  the  time  and  place  have  been  fixed.   Written,  oral,  or  any

other  mode  of  notice  of  the  time  and  place  shall  be given for special meetings in sufficient time for the  convenient  assembly  of  the  directors  thereat.  Whenever  notice  is  required  to  be  given  under  the

Delaware  General  Corporation  Law,  certificate  of  incorporation  or  bylaws,  a  written  waiver  signed by  the  person  entitled  to  notice,  or  a  waiver  by  electronic  transmission  by  the  person  entitled  to notice,  whether  before  or  after  the  time  stated  therein,  shall  be  deemed  equivalent  to  notice.

Attendance  of  any  such  person  at  a  meeting  shall  constitute  a  waiver  of  notice  of  such  meeting,

except when such person attends a meeting for the express purpose of objecting, at the beginning of the  meeting,  to  the  transaction  of  any  business  because  the  meeting  is  not  lawfully  called  or

convened.    Neither  the  business  to  be  transacted  at,  nor  the  purpose  of,  any  regular  or  special meeting of the directors need be specified in any written waiver of notice.

-  QUORUM  AND  ACTION.    A  majority  of  the  whole  Board  shall  constitute  a

quorum  except  when  a  vacancy  or  vacancies  prevents  such  majority,  whereupon  a  majority  of  the directors  in  office  shall  constitute  a  quorum,  provided,  that  such  majority  shall  constitute  at  least

one-third  of  the  whole  Board.    A  majority  of  the  directors  present,  whether  or  not  a  quorum  is present, may adjourn a meeting to another time and place.  Except as herein otherwise provided, and except  as  otherwise  provided  by  the  General  Corporation  Law,  the  vote  of  the  majority  of  the

directors  present  at  a  meeting  at  which  a  quorum  is  present  shall  be  the  act  of  the  Board.    The

quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of  the  General  Corporation  Law  and  these  Bylaws  which  govern  a  meeting  of  directors  held  to  fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any  member  or  members  of  the  Board  of  Directors  or  of  any  committee  designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be,

by  means  of  conference  telephone  or  similar  communications  equipment  by  means  of  which  all persons participating in the meeting can hear each other.

- CHAIRPERSON OF THE MEETING.  The Chairperson of the Board, if any and if

present  and  acting,  shall  preside  at  all  meetings.   Otherwise,  the  Vice-Chairperson  of  the  Board,  if

any  and  if  present  and  acting,  or  the  Chief  Executive  Officer,  if  present  and  acting,  or  any  other director chosen by the Board, shall preside.

5.    REMOVAL  OF  DIRECTORS.   Except  as  may  otherwise  be  provided  by  the

General  Corporation  Law,  any  director  or  the  entire  Board  of  Directors  may  be  removed,  with  or without  cause,  by  the  holders  of  a  majority  of  the  shares  then  entitled  to  vote  at  an  election  of directors.

6. COMMITTEES.   The Board of Directors may designate one or more committees,

each  committee  to  consist  of  one  or  more  of  the  directors  of  the  corporation.    The  Board  may

designate one or more directors as alternate members of any committee, who may replace any absent

or  disqualified  member  at  any  meeting  of  the  committee.   In  the  absence  or  disqualification  of  any

member  of  any  such  committee  or  committees,  the  member  or  members  thereof  present  at  any meeting  and  not  disqualified  from  voting,  whether  or  not  such  member  or  members  constitute  a quorum,  may  unanimously  appoint  another  member  of  the  Board  of  Directors  to  act  at  the  meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of  Directors  in  the  management  of  the  business  and  affairs  of  the  corporation  with  the  exception  of any  power  or  authority  the  delegation  of  which  is  prohibited  by  Section  141  of  the  General

Corporation  Law,  and  may  authorize  the  seal  of  the  corporation  to  be  affixed  to  all  papers  which may require it.

7.    WRITTEN  ACTION.  Any  action  required  or  permitted  to  be  taken  at  any meeting  of  the  Board  of  Directors  or  any  committee  thereof  may  be  taken  without  a  meeting  if  all members  of  the  Board  or  committee,  as  the  case  may  be,  consent  thereto  in  writing  or  electronic transmission,  and  the  writing  or  writings  or  electronic  transmission  or  transmissions  are  filed  with

the  minutes  of  proceedings  of  the  Board  or  committee.   Such  filing  shall  be  in  paper  form  if  the

minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE III

OFFICERS

The  officers  of  the  corporation  shall  consist  of  a  Chief  Executive  Officer,  a  Chief

Fianncial Officer, and a Secretary, and, if deemed necessary, expedient, or desirable by the Board of

Directors,  a  Chairperson  of  the  Board,  a  Vice-Chairperson  of  the  Board,  a  Vice-Chief  Executive

Officer, one or more other Vice-Chief Executive Officers, one or more Assistant Secretaries, one or more  Assistant  Financial  Officers,  and  such  other  officers  with  such  titles  as  the  resolution  of  the

Board  of  Directors  choosing  them  shall  designate.   Except  as  may  otherwise  be  provided  in  the

resolution  of  the  Board  of  Directors  choosing  such  officer,  no  officer  other  than  the  Chairperson  or

Vice-Chairperson  of  the  Board,  if  any,  need  be  a  director.   Any  number  of  offices  may  be  held  by

the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next  annual  meeting  of  stockholders  and  until  such  officer's  successor  shall  have  been  chosen  and qualified.

All  officers  of  the  corporation  shall  have  such  authority  and  perform  such  duties  in the  management  and  operation  of  the  corporation  as  shall  be  prescribed  in  the  resolutions  of  the

Board of Directors designating and choosing such officers and prescribing their authority and duties,

and shall have such additional authority and duties as are incident to their office except to the extent

that  such  resolutions  may  be  inconsistent  therewith.   The  Secretary  or  an  Assistant  Secretary  of  the

corporation shall record all of the proceedings of all meetings and actions in writing of stockholders,

directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary.  Any officer may

be  removed,  with  or  without  cause,  by  the  Board  of  Directors.   Any  vacancy  in  any  office  may  be

filled by the Board of Directors.

ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V

FISCAL YEAR

The  fiscal  year  of  the  corporation  shall  be  fixed,  and  shall  be  subject  to  change,  by the Board of Directors.

ARTICLE VI

CONTROL OVER BYLAWS

Subject to the provisions  of  the  certificate of incorporation and the provisions of the

General  Corporation  Law,  the  power  to  amend,  alter,  or  repeal  these  Bylaws  and  to  adopt  new

Bylaws may be exercised by the Board of Directors or by the stockholders.